UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2005

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5805 (Commission File Number)	13-2624428 (IRS Employer Identification Number)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On March 15, 2005, the Registrant announced that Director John R. Stafford has decided to retire when his term expires on May 16, 2005. A copy of the Registrant's news release dated March 15, 2005, announcing the retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(d) On March 15, 2005, the Board of Directors of the Registrant elected William C. Weldon as a director. A copy of the Registrant's news release dated March 15, 2005, announcing this election is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
	99.1	Registrant's news release dated March 15, 2005, announcing the election of William C. Weldon to Registrant's Board of Directors and the retirement of Director John R. Stafford.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: March 15, 2005

EXHIBIT INDEX

99.1	Registrant's news release dated March 15, 2005, announcing the election of William C. Weldon to Registrant's Board of Directors and the retirement of Director John R. Stafford.

EXHIBIT 99.1

JPMorgan Chase & Co.
270 Park Avenue, New York, NY 10017-2070
NYSE symbol: JPM
www.jpmorganchase.com

JPMORGAN CHASE ELECTS WILLIAM WELDON

TO BOARD OF DIRECTORS

John Stafford to Retire after 23 Years on Board

New York, March 15, 2005 JPMorgan Chase & Co. (NYSE: JPM) today announced that its Board of Directors elected William C. Weldon, Chairman and Chief Executive Officer of Johnson & Johnson, as a director of the firm.

Mr. Weldon, 56, has been Chairman and CEO of the health care products company since 2002. He joined Johnson & Johnson in 1971, became Worldwide Chairman of the Pharmaceuticals Group in 1998 and Vice Chairman of the company in 2001.

JPMorgan Chase also announced that director John R. Stafford has decided to retire when his term expires May 16. Mr. Stafford, retired Chairman of the Board of Wyeth, has served as a director of JPMorgan Chase and its predecessors since 1982.

"JPMorgan Chase is honored that Bill Weldon has become a director of our firm," said William B. Harrison, Jr., Chairman and Chief Executive Officer. "At the same time, we will miss Jack Stafford, whose commitment to the firm and wise counsel over the years is deeply appreciated."

Mr. Weldon will serve on two board committees: Corporate Governance & Nominating and Compensation & Management Development. He serves on the Board of Directors and Executive Committee of the Pharmaceutical Research and Manufacturers of America. He is Vice Chairman of The Business Council and a member of The Sullivan Commission on Diversity in the Health Professions Workforce. Mr. Weldon also serves on the Board of Trustees for Quinnipiac University and on the Liberty Science Center Chairman's Advisory Council.

JPMorgan Chase & Co. (NYSE: JPM) is a leading global financial services firm with assets of $1.2 trillion and operations in more than 50 countries. The firm is a leader in investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management, and private equity. A component of the Dow Jones Industrial Average, JPMorgan Chase & Co. has its corporate headquarters in New York and its U.S. consumer and commercial banking headquarters in Chicago. Under the JPMorgan, Chase and Bank One brands, the firm serves millions of consumers in the United States and many of the world's most prominent corporate, institutional and government clients. Information about the firm is available at http://www.jpmorganchase.com.

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Media Contact:

Kristin Lemkau (212) 270-7454; Kristin.Lemkau@jpmorgan.com